UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-05201

                           Thornburg Investment Trust

               (Exact name of registrant as specified in charter)



                119 East Marcy Street, Santa Fe, New Mexico 87501

               (Address of principal executive offices) (Zip code)



       Garrett Thornburg 119 East Marcy Street Santa Fe, New Mexico 87501

                     (Name and address of agent for service)


Registrant's telephone number, including area code: 505-984-0200


Date of fiscal year end:   June 30, 2003


Date of reporting period:  June 30, 2003


Item 1. Reports to Shareholders


Thornburg New York Intermediate Municipal Fund

Annual Report
June 30, 2003

Thornburg New York Intermediate Municipal Fund ALL DATA AS OF 06/30/03.

         Fund facts:       Thornburg New York Intermediate Municipal Fund

                                          A Shares

Annualized Distribution Rate (at NAV)       3.91%

SEC Yield                                   1.35%

NAV                                        $12.86

Maximum Offering Price                     $13.12


   Total returns:    (Annual Average - After Subtracting Maximum Sales Charge)

One Year                                    4.02%

Three Years                                 5.82%

Five Years                                  4.69%

Since Inception                             5.04%

Inception Date                             9/5/97



The investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

Maximum sales charge of the Fund's Class A Shares is 2.00%.

The data quoted represent past performance and may not be construed as a guarantee of future results.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period.

The distribution rate is calculated by taking the sum of the month's total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending NAV to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund's NAV and current distributions.

Letter to shareholders

Thornburg New York Intermediate Municipal Fund

July 14, 2003

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New York Intermediate Fund. The net asset value of Class A shares increased by 23 cents to $12.86 during the year ending June 30, 2003. If you were with us for the entire period, you received dividends of 53.4 cents per share. If you reinvested dividends, you received 54.5 cents per share.

Over the last year, interest rates on high-quality municipal bonds have fallen substantially. Falling interest rates drive up the price of most of the bonds owned by the Fund and this has resulted in an increasing share price.

Your Thornburg Intermediate New York Fund is a laddered portfolio of over 55 municipal obligations from all over New York. All of the bonds are currently rated A or better by one of the major rating agencies. Today, your fund's weighted average maturity is 7.3 years; we always keep it below 10 years. As you know, we ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The chart below portrays the percentages of your Fund's bond portfolio maturing in each of the coming years.

            % of portfolio            Cumulative %
           maturing within          maturing by end of

               2 years = 15%         Year 2 =  15%
          2 to 4 years = 16%         Year 4 =  31%
          4 to 6 years = 15%         Year 6 =  46%
          6 to 8 years = 11%         Year 8 =  57%
         8 to 10 years = 10%        Year 10 =  67%
         10 to 12 years = 10%       Year 12 =  77%
         12 to 14 years = 5%        Year 14 =  82%
         14 to 16 years = 8%        Year 16 =  90%
         16 to 18 years = 4%        Year 18 =  94%
         18 to 20 years = 6%        Year 20 =  100%

Percentages can and do vary. Data as of 6/30/03.

Three powerful trends seem to be driving recent performance of the municipal market. The first trend is one of persistent economic weakness. The U.S. unemployment rate, at 6.4%, just hit a nine-year high. GDP growth is sputtering along at about 2%. Our European and Japanese trading partners are, by and large, worse off than are we, and the Federal Reserve Board seems to be at least as worried about deflation as it is about inflation. We continue to believe that low interest rates, tax cuts, and rising corporate profits will eventually lead to steady economic and employment growth, and probably give rise to somewhat higher interest rates. However, that process is taking longer than we formerly thought and may not materialize until next year.

The second trend is one of financial stress in many of our cities and states. A combination of flat or declining tax revenues and rising expenses for items such as Medicaid and pension systems has led to large budget deficits for more than half of the 50 states. The challenges have led to a number of high profile downgrades by the major bond rating agencies.

Budget negotiations were particularly contentious in New York this year. The legislature overrode Governor Pataki's veto in order to settle upon a plan which attempts to balance the 2004 budget with a combination of spending cuts, income and sales tax increases, as well as one-time measures. While we are pleased to see a plan in place, we believe a number of risks remain. They include concentration of the city and state's economies, relatively high debt levels, and significant use of non-recurring sources of revenue. We have continued to maintain high credit quality in the Fund, with 51% of the portfolio rated AAA and 100% of the securities in the portfolio rated A or above by either Moody's or Standard & Poor's.

It is notable that in the middle of all these problems, many municipal credits are doing just fine. Standard & Poor's recently reported that, nationwide, upgrades outpaced downgrades in the second quarter of 2003 by a ratio of 1.6:1. This is because the municipal bond market is made-up of much more than the 50 states. Many of our cities, counties, school districts, water and sewer authorities, transportation authorities, and health care providers have benefited from stable revenues based upon property taxes, sales taxes, and fees for essential services. The municipal bond market has historically a much lower default rate than the corporate bond market, and we continue to enjoy some success finding good bonds at relatively reasonable prices.

The third trend exerting pressure on the municipal market is the heavy supply of bonds. $198 billion of municipal bonds were issued in the first half of 2003, a 19% increase over the record pace in 2002. The first-half total already exceeds full-year volume for 1994, 1995, and 1996. The heavy supply has often saturated traditional sources of demand and pushed high-quality, tax-free municipal bond yields to levels approaching taxable Treasury bond yields. The relative attractiveness of the municipal bond market should allow full coupon municipal bonds to outperform the Treasury bond market if the heavy supply abates and yield ratios revert to historical norms. So called "market discount" municipal bonds may lag if interest rates continue to rise.

The Wall Street Journal ran a front-page story on July 7, 2003, about retirees who are forced to pinch pennies as money market and CD rates plunge. We believe that laddering short and intermediate bonds -- as we have done for your account -- is the best way to address this problem. Laddering bonds moderates the income flow risk of plunging short term yields and the principal risk that affects all bonds when interest rates rise. To see how your Fund has performed over time relative to the money market fund averages, turn to the back of this report.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in the Thornburg New York Intermediate Municipal Fund.




Sincerely,

George Strickland
Portfolio Manager



Past performance cannot guarantee future results.

Statement of assets and liabilities

Thornburg New York Intermediate Municipal Fund

June 30, 2003

ASSETS
Investments at value (cost $36,431,414) .......................... $ 38,967,873
Cash .............................................................      170,307
Receivable for investments sold ..................................       77,901
Receivable for fund shares sold ..................................       95,179
Interest receivable ..............................................      552,721

         Total Assets ............................................   39,863,981


LIABILITIES
Payable for fund shares redeemed .................................        1,503
Accounts payable and accrued expenses ............................       23,330
Payable to investment advisor (Note 3) ...........................       27,704
Dividends payable ................................................       47,872

         Total Liabilities .......................................      100,409


NET ASSETS ....................................................... $ 39,763,572


NET ASSETS CONSIST OF:
         Undistributed net investment income ..................... $        320
         Net unrealized appreciation (depreciation) on investments    2,536,459
         Accumulated net realized gain (loss) ....................      (38,903)
         Net capital paid in on shares of beneficial interest ....   37,265,696

                                                                   $ 39,763,572

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
         ($39,763,572 applicable to 3,092,344 shares of beneficial
         interest outstanding - Note 4) .......................... $      12.86


Maximum sales charge, 2.00% of offering price ....................         0.26

Maximum Offering Price Per Share ................................. $      13.12



See notes to financial statements.


Statement of operations

Thornburg New York Intermediate Municipal Fund

Year Ended June 30, 2003

INVESTMENT INCOME:
Interest income (net of premium amortized of $170,794) ..........   $ 1,744,944


EXPENSES:
Investment advisory fees (Note 3) ...............................       176,249
Administration fees (Note 3) ....................................        44,062
Service fees (Note 3) ...........................................        76,445
Transfer agent fees .............................................        33,741
Custodian fees (Note 3) .........................................        31,607
Registration and filing fees ....................................           881
Professional fees ...............................................        16,036
Accounting fees .................................................         2,255
Trustee fees ....................................................           731
Other expenses ..................................................         6,784

                  Total Expenses ................................       388,791
Less:
         Investment advisory fees waived (Note 3) ...............       (59,208)
         Fees paid indirectly (Note 3) ..........................          (686)


                  Net Expenses ..................................       328,897

                  Net Investment Income .........................     1,416,047



REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold ....................       (38,903)
Increase (Decrease) in unrealized appreciation of investments ...       678,415


                  Net Realized and Unrealized
                  Gain (Loss) on Investments ....................       639,512


                  Net Increase (Decrease) in Net Assets Resulting
                  From Operations ...............................   $ 2,055,559


See notes to financial statements.

Statements of changes in net assets

Thornburg New York Intermediate Municipal Fund

                                                                 Year Ended        Year Ended
                                                               June 30, 2003     June 30, 2002

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:

Net investment income .......................................   $  1,416,047    $  1,233,097
Net realized gain (loss) on investments sold ................        (38,903)         83,913
Increase (Decrease) in unrealized appreciation of investments        678,415
                                                                                      62,767


                  Net Increase (Decrease) in Net Assets
                  Resulting from Operations .................      2,055,559       1,379,777
DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .....................................     (1,416,047)     (1,233,097)

From realized gains
         Class A Shares .....................................        (52,639)              0

FUND SHARE TRANSACTIONS (NOTE 4):
         Class A Shares .....................................      7,101,029       6,074,393

                  Net Increase (Decrease) in Net Assets .....      7,687,902       6,221,073

NET ASSETS:
         Beginning of year ..................................     32,075,670      25,854,597

         End of year ........................................   $ 39,763,572    $ 32,075,670

See notes to financial statements.

Notes to financial statements

Thornburg New York Intermediate Municipal Fund

June 30, 2003

NOTE 1 - ORGANIZATION
Thornburg New York Intermediate Municipal Fund (the "Fund") is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives of the Fund and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid by check. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Guarantees and Indemnifications: Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc. (the "Advisor") serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended June 30, 2003, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% of the average daily net assets of the Fund. For the year ended June 30, 2003, the Advisor voluntarily waived investment advisory fees of $59,208. The Trust entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to .125 of 1% of the average daily net assets. The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the distributor of Fund shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the Fund's average daily net assets for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund's shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statement of operations. For the year ended June 30, 2003 fees paid indirectly were $686.

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

NOTE  4 - SHARES OF BENEFICIAL INTEREST
At June 30, 2003 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest of Class A were as follows:

                                            Year Ended                      Year Ended
                                           June 30, 2003                  June 30, 2002

                                        Shares        Amount            Shares        Amount
Class A Shares
Shares sold ....................      1,011,444    $ 12,957,471         702,418    $  8,885,460
Shares issued to shareholders in
   reinvestment of dividends ...         70,934         907,397          60,133         759,542

Shares repurchased .............       (530,074)     (6,763,839)       (283,204)     (3,570,609)

Net Increase (Decrease) ........        552,304    $  7,101,029         479,347    $  6,074,393

NOTE 5 - SECURITIES TRANSACTIONS
For the year ended June 30, 2003 the Fund had purchase and sale transactions (excluding short-term securities) of $12,515,438 and $5,215,853, respectively.

NOTE 6 - INCOME TAXES
At June 30, 2003, information on the tax components of capital is as follows:
Cost of investments for tax purposes        $        36,431,414

Gross tax unrealized appreciation           $         2,548,109
Gross tax unrealized depreciation                       (11,650)
Net tax unrealized appreciation
         (depreciation) on investments      $         2,536,459

Undistributed tax-exempt income             $            48,192

At June 30, 2003, the Fund had tax basis capital losses of $3,753, which may be carried over to offset future capital gains. Such losses expire June 30, 2011. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. At June 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $35,150. For tax purposes, such losses will be reflected in the year ended June 30, 2004.

The tax character of distributions paid by the Fund for the years ended June 30, 2003 and June 30, 2002 was as follows:

                                 2003          2002
Tax-exempt income          $  1,416,047    $  1,233,097
Long-term capital gain     $     52,639


Financial highlights

Thornburg New York Intermediate Municipal Fund

                                                                                      Year Ended June 30,

                                                                 2003          2002           2001           2000          1999
Class A Shares:
Per Share Performance
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $       12.63  $       12.55  $       12.16  $       12.36  $       12.71

Income from investment operations:
         Net investment income .......................            0.51           0.54           0.62           0.64           0.64
         Net realized and unrealized
                  gain (loss) on investments .........            0.25           0.08           0.39          (0.20)         (0.33)

Total from investment operations .....................            0.76           0.62           1.01           0.44           0.31
Less dividends from:
         Net investment income .......................           (0.51)         (0.54)         (0.62)         (0.64)         (0.64)
         Net realized gains ..........................           (0.02)           --             --             --           (0.02)

Total distributions ..................................           (0.53)         (0.54)         (0.62)         (0.64)         (0.66)

Change in net asset value ............................            0.23           0.08           0.39          (0.20)         (0.35)

Net asset value, end of year .........................   $       12.86  $       12.63  $       12.55  $       12.16  $       12.36

Total return (a) .....................................            6.16%          5.05%          8.44%          3.65%          2.38%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income .......................            4.02%          4.29%          4.95%          5.23%          5.00%
         Expenses, after expense reductions ..........            0.93%          0.87%          0.87%          0.76%          0.75%
         Expenses, after expense reductions
                  and net of custody credits .........            0.93%          0.87%            --             --             --
         Expenses, before expense reductions .........            1.10%          1.09%          1.13%          1.15%          1.16%

Portfolio turnover rate ..............................           15.57%         17.66%         21.96%         19.02%          9.06%

Net assets at end of year (000) .....................    $       39,764 $       32,076  $      25,855  $      24,365  $      24,633


(a) Sales loads are not reflected in computing total return.



Schedule of Investments

Thornburg New York Intermediate Municipal Fund
CUSIPS: CLASS A - 885-215-665
NASDAQ SYMBOLS: CLASS A - THNYX

465,000           Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due 4/1/2015   NR/A            $  513,360
                  (Insured: ACA)
700,000           Bethlehem Central School District General Obligation, 7.10% due 11/1/2006          Aaa/AAA           821,996
                  (Insured: AMBAC)
1,075,000         Brookhaven Industrial Development Agency Civic Facility Revenue, 4.375% due        A2/BBB+           1,126,095
                  11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork
                  Bank)
215,000           Canastota Central School District General Obligation, 7.10% due 6/15/2007 (ETM)*   Baa2/NR           252,361
205,000           Canastota Central School District General Obligation, 7.10% due 6/15/2008 (ETM)*   Baa2/NR           245,803
1,000,000         Dutchess County Industrial Development Agency, 6.05% due 11/1/2019 (Kaatsbaan      NR/AA             1,125,210
                  Dance Center Project; Guaranty: Dyson Foundation)
550,000           Guam Power Authority Revenue Series A, 6.625% due 10/1/2014 pre-refunded           NR/AAA            599,417
                  10/1/2004 @ 102
1,000,000         Hempstead Town Ind. Dev. Agency Resources Recovery Revenue, 5.00% due 12/1/2010    A3/BBB            1,048,430
                  put 6/1/2010 (American Ref-Fuel Project)
785,000           Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due   Aaa/AAA           914,093
                  12/1/2007 (Insured: AMBAC)
1,000,000         Long Island Power Authority General Series B, 5.00% due 12/1/2006                  Baa1/A-           1,089,310
880,000           Monroe County Ind Dev Agency Revenue, 6.45% due 2/1/2014 (Civic Facility -         Aa1/NR            921,263
                  DePaul Community Facility Project; Insured: Sonyma)
150,000           Nassau County New York Refunding Series B, 5.75% due 2/1/2009 (Insured: MBIA)      Aaa/AAA           153,572
530,000           Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)                        Aaa/AAA           619,342
500,000           New York City, 1.00% due 8/1/2017 put 7/1/2003 (LOC: J.P. Morgan) (daily demand    VMIG1/A1+         500,000
                  notes)
1,000,000         New York City General Obligation Series B, 7.20% due 8/15/2008 pre-refunded        A2/A              1,079,390
                  8/15/2004 @ 101
250,000           New York City General Obligation Series B-1, 7.30% due 8/15/2010 pre-refunded      Aaa/A             270,150
                  8/15/2004 @ 101
1,000,000         New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013      Aaa/AAA           1,003,550
                  (ETM)*
200,000           New York City Subseries A5, 1.05% due 8/1/2019 put 7/1/2003 (LOC: Morgan           VMIG1/A1+         200,000
                  Guaranty) (daily demand notes)
575,000           New York City Transitional Finance Authority, 1.00% due 11/1/2022 put 7/1/2003     VMIG1/A1+         575,000
                  (daily demand notes)
1,365,000         New York City Transitional Refunding Future Tax Secured C, 5.25% due 8/1/2016      Aaa/AAA           1,520,269
                  (Insured: AMBAC)
920,000           New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum of      NR/A              1,022,672
                  American Folk Art Project; Insured: ACA)
1,000,000         New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013           Aaa/AAA           1,128,670
                  (Insured: FSA)
295,000           New York Dormitory Authority Revenue, 4.00% due 7/1/2005 (New York Medical         NR/A+             295,622
                  College Project; LOC: Fleet National Bank)
350,000           New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (Insured: Asset           NR/AA             398,458
                  Guaranty)
370,000           New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (Insured: Asset           NR/AA             420,242
                  Guaranty)
500,000           New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish Geriatric         NR/AAA            538,430
                  Project; Insured: FHA)
190,000           New York Dormitory Authority Revenue Capital Appreciation, 0% due 7/1/2005         Aaa/AAA           173,831
                  (Insured: FSA)
1,115,000         New York Dormitory Authority Revenue Mental Health Services Facilities             Aaa/AAA           1,227,214
                  Improvement A, 5.50% due 2/15/2019 (Insured: MBIA)
1,000,000         New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan Clinton   Aa1/NR            1,136,150
                  Community Health Center Project; Insured: Sonyma Mortgage)
25,000            New York Environmental Facilities Corp. PCR Water Revolving Fund Series B, 7.50%   Aaa/AA-           25,121
                  due 3/15/2011
600,000           New York Environmental Facilities Corp. PCR Water Revolving Fund Series E,         Aaa/AAA           642,900
                  6.875% due 6/15/2014 pre-refunded 6/1/2004 @ 101.5
400,000           New York Environmental Facilities Corp. PCR Water Revolving Fund Series E,         Aaa/AAA           425,372
                  6.875% due 6/15/2014
665,000           New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded       A3/AAA            784,168
                  9/15/2007 @ 100
55,000            New York Medical Care Facilities Finance Agency Revenue, 6.125% due 2/15/2014      Aa2/AA            57,602
                  (Insured: FHA)
500,000           New York Medical Care Facilities Finance Agency Revenue Series A, 6.85% due        Aaa/AAA           555,430
                  2/15/2017 pre-refunded 2/15/2005 @ 102 (Brookdale Hospital Medical Center
                  Project)
500,000           New York Medical Care Facilities Finance Agency Revenue Series A, 6.80% due        Aaa/AAA           555,025
                  2/15/2020 pre-refunded 2/15/2005 @ 102 (New York Downtown Hospital Project)
665,000           New York Mortgage Agency Revenue, 5.85% due 10/1/2017                              Aaa/NR            708,877
750,000           New York New York Series A, 7.00% due 8/1/2007 (Insured: FSA)                      Aaa/AAA           868,687
350,000           New York New York Series F, 5.50% due 8/1/2006 (Insured: MBIA)                     Aaa/AAA           390,264
1,000,000         New York Series G, 6.75% due 2/1/2009 (Insured: MBIA)                              Aaa/AAA           1,207,460
1,000,000         New York State Dormitory Authority Revenues, 5.50% due 3/15/2012                   NR/AA             1,160,030
500,000           New York State General Obligation, 9.875% due 11/15/2005                           A2/AA             595,040
80,000            New York State Housing Finance Service Contract Series A 2003, 6.375% due          A3/AA-            90,319
                  9/15/2015 pre-refunded 9/15/2005 @ 102
5,000             New York State Housing Finance Service Contract Unrefunded Balance Series A        A3/AA-            5,545
                  2003, 6.375% due 9/15/2015
45,000            New York State Medical Care Facilities Finance Agency Revenue, 6.125% due          Aa2/AA            46,697
                  2/15/2014 pre-refunded 2/15/2004 @ 102 (Insured: FHA)
300,000           New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017             Aa2/NR            316,344
1,000,000         New York State Urban Development Corp. Revenue Personal Income Tax Series D,       A1/AA             1,110,410
                  5.00% due 12/15/2006
1,000,000         New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due   Aaa/AAA           1,217,820
                  1/1/2011 (Correctional Capital Project; Insured: FSA)
2,000,000         New York Urban Development Corp. Correctional Facilities Revenue, 0% due           A3/AA-            1,766,200
                  1/1/2008
1,505,000         Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033 (Insured:   Aaa/AAA           1,539,961
                  AMBAC)
355,000           Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010            NR/AA             413,167
                  (Insured: Asset Guaranty)
450,000           Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic     Aa3/NR            491,373
                  Facility Presbyterian Home Project; LOC: HSBC Bank USA)
750,000           Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put       NR/AAA            812,655
                  7/1/2011 @ 100 (American Foundation Project; Collateralized: FNMA)
100,000           Southampton Village General Obligation Series B, 7.60% due 9/1/2003 (Insured:      Aaa/AAA           101,101
                  MBIA)
850,000           Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C,      NR/AA-            888,964
                  5.00% due 6/1/2012
210,000           Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016    Aa3/NR            232,186
                  (Munson Williams Proctor Institute Project)
625,000           Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured: AMBAC)    Aaa/AAA           746,087
165,000           Watkins Glen Central School District, 7.25% due 6/15/2004 (Insured: MBIA)          Aaa/AAA           174,707
110,000           Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA) (ETM)*             Aaa/AAA           118,461

                  TOTAL INVESTMENTS (Cost $36,431,415)                                                            $ 38,967,873

+Credit ratings are unaudited.
*Escrowed to maturity See notes to financial statements.



Report of independent auditors

Thornburg New York Intermediate Municipal Fund



To the Trustees and Shareholders of
Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund series of Thornburg Investment Trust (the "Fund") at June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended June 30, 1999 were audited by other independent accountants whose report dated July 27, 1999 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP

New York, New York
July 30, 2003

Index Comparisons

Thornburg New York Intermediate Municipal Fund

June 30, 2003

Thornburg NEW YORK INTERMEDIATE Municipal FUND
Index Comparison
Compares performance of Thornburg New York Intermediate Municipal Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the periods ended June 30, 2003. On June 30, 2003, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.4 years and 7.3 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Class A

Thornburg New York Intermediate Municipal Fund Class A Total Returns, Since September 30, 1997, versus Merrill Lynch 7-12 Year Municipal Index and Consumer Price Index (C.P.I.)

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Average Annual Total Returns (at max. offering price)
(ending 6/30/03)
One year:                   4.02%
Three years:                5.82%
Five years:                 4.69%
From inception (9/5/97):    5.04%

TRUSTEES and Officers

Thornburg New York Intermediate Municipal Fund

trustees and officers

Thornburg Value Fund

September 30, 2002

Name, Address       Position(s)       Term of           Principal                        Number of         Other
and Age (1)         Held with         Office            Occupation(s)                    Portfolios        Directorships
                    Fund (2)          and               During Past                      in Fund           Held by
                                      Length of         5 Years                          Complex           Trustee or
                                      Time                                               Overseen          Nominee for
                                      Served                                             by Trustee(2)     Trustee

Interested Trustees

Garrett             Chairman          Trustee           CEO, Chairman and controlling    Twelve            None
Thornburg,          of Trustees (3)   Since             shareholder of Thornburg
57                                    1987 (4)          Investment Management, Inc.
                                                        (investment adviser) and
                                                        Thornburg Securities
                                                        Corporation (securities dealer);
                                                        Chairman of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        (registered investment company);
                                                        CEO and Chairman of Thornburg
                                                        Mortgage, Inc. (real estate
                                                        investment trust); Chairman
                                                        of Thornburg Mortgage
                                                        Advisory Corporation (investment
                                                        manager to Thornburg
                                                        Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee           President and Managing Director    Ten             None
47                  President,        Since             of Thornburg Investment
                    Assistant         2001;             Management, Inc.; President
                    Secretary (5)     President         of Thornburg Limited Term
                                      Since 1997        Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee           Principal in Ater & Ater           Ten             Director of
58                                    since             Associates, Santa Fe, New                          Thornburg
                                      1994 (4)          Mexico (developer, planner                         Mortgage, Inc.
                                                        and broker of residential and                      (real estate
                                                        commercial real estate); owner,                    investment trust)
                                                        developer and broker for
                                                        various real estate projects.

David D. Chase,     Trustee           Trustee           Chairman, President and CEO        Twelve          Director of
62                                    since             of general partner of Vestor                       Thornburg
                                      2001 (4)          Partners, LP, Santa Fe, NM                         Limited Term
                                                        (private equity fund); Chairman                    Municipal Fund,
                                                        and CEO of Vestor Holdings,                        Inc. (registered
                                                        Inc., Santa Fe, NM (merchant                       investment
                                                        bank).                                             company)

Forrest S. Smith,   Trustee           Trustee           Attorney in private practice        Ten           None
73                                    since             and shareholder, Catron, Catron
                                      1987 (4)          & Sawtell (law firm), Santa Fe, NM.


James W. Weyhrauch, Trustee          Trustee           Executive Vice President and         Ten           None
44                                   since             Director, Nambe Mills, Inc.
                                     1996 (4)          (manufacturer) Santa Fe, NM.

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary;        Secretary         Vice President, Secretary and       N/A            N/A
56                  Assistant         and               Managing Director, Thornburg
                    Treasurer         Assistant         Investment Management, Inc.;
                                      Treasurer         Secretary, Thornburg Limited Term
                                      Since 1987        Municipal Fund, Inc.; Secretary,
                                      (6)               Thornburg Securities Corporation;
                                                        Vice President, Daily Tax Free
                                                        Income Fund, Inc. (registered
                                                        investment company).

Steven J. Bohlin,   Vice President;   Vice              Vice President and Managing          N/A           N/A
44                  Treasurer         President         Director of Thornburg Investment
                                      Since 1987;       Management, Inc.; Vice President
                                      Treasurer         of Thornburg Limited Term
                                      Since 1989        Municipal Fund, Inc.
                                      (6)

George T.Strickland,Vice President    Vice              Vice President and Managing          N/A           N/A
40                                    President         Director of Thornburg Investment
                                      Since 1999        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

William V. Fries,   Vice President    Vice              Managing Director of                 N/A           N/A
64                                    President         Thornburg Investment
                                      Since 1995        Management, Inc.
                                      (6)


Leigh Moiola,       Vice President    Vice              Vice President and Managing          N/A           N/A
36                                    President         Director of Thornburg Investment
                                      Since 2001        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Kenneth Ziesenheim, Vice President    Vice              Managing Director of Thornburg       N/A           N/A
49                                    President         Investment Management, Inc.;
                                      Since 1995        President of Thornburg Securities
                                      (6)               Corporation; Vice President
                                                        of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice              Managing Director of Thornburg       N/A           N/A
33                                    President         Investment Management, Inc.
                                      Since 2001        since 2000; Vice President of
                                      (6)               Thornburg Limited Term
                                                        Municipal Fund, Inc. since 2001;
                                                        Portfolio Manager, Insight Capital
                                                        Research & Management, Inc.,
                                                        Walnut Creek, California
                                                        1995-2000.
Dale Van Scoyk,    Vice President     Vice              Account Manager for Thornburg        N/A           N/A
56                                    President         Investment Management, Inc.
                                      Since 1998        since 1997, and Vice President
                                      (6)               and Managing Director since
                                                        1999; Vice President of Thornburg
                                                        Limited Term Municipal Fund,
                                                        Inc. since 1999; National Account
                                                        Manager for Heartland Funds
                                                        1993-1997.

Wendy Trevisani,  Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
32                                   President          Management, Inc. since 1999 and
                                     Since 1999         Vice President since 2000; Vice
                                     (6)                President of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        1999-2002; Sales Representative,
                                                        Salomon Smith Barney 1996-1999.

Joshua Gonze,     Vice President     Vice               Associate (and since 1999 a          N/A           N/A
40                                   President          Vice President of Thornburg
                                     Since 2001         Investment Management, Inc.);
                                     (6)                Vice President of Thornburg
                                                        Limited Term Municipal Fund, Inc.
                                                        Since 2001; Associate Director,
                                                        Corporate Credit Ratings, Standard
                                                        & Poor's Corporation 1994-1996.

Brad Kinkelaar,   Vice President     Vice               Assistant Portfolio Manager of       N/A           N/A
35                                   President          Thornburg Investment Management,
                                     Since 2001         Inc. since 1999; Vice President
                                     (6)                of Thornburg Limited Term
                                                        Municipal Fund, Inc. 2001-2002;
                                                        Equity Investment Analyst,
                                                        State Farm Insurance Companies
                                                        1996-1999.

Kerry Lee,        Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
36                                   President          Management, Inc.; Vice President
                                     Since 1999         of Thornburg Limited Term
                                     (6)                Municipal Fund, Inc. 1999-2002
                                                        and Assistant Vice President
                                                        1998-1999.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2) The Fund is one of nine separate investment "funds" or "portfolios" of
    Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has nine active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of
    Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management,
    Inc. is the investment adviser to, and manages, the eleven funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.
(3) Mr. Thornburg is considered an "interested" Trustee under the Investment
    Company Act of 1940 because he is a director and controlling shareholder of
    Thornburg Investment Management, Inc. the investment adviser to the nine active funds of the Trust, and is the sole director and controlling shareholder of
    Thornburg Securities Corporation, the distributor of shares for the Trust.
(4) Each Trustee serves in office until the election and qualification of a successor.
(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.
(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7) Assistant vice presidents, assistant
    secretaries and assistant treasurers are not shown.
    The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request by calling 1-800-847-0200


The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request by calling 1-800-847-0200

Thornburg NEW YORK INTERMEDIATE
MUNICIPAL FUND- A shares
Outperformed Tax-Exempt Money Market Funds

Investors sometimes ask us to compare New York Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in New York Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $10,000 investment
6/30/98 through 6/30/03
 (after sales charges and fund expenses)


Lipper New York Tax-Exempt
Money Market Index

$1,131

Thornburg New York Intermediate
Municipal Fund (after capital gains taxes)

$2,548

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns for one year, three years, five years, and since inception for the Class A shares. Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for New York tax-exempt money funds as quoted in "Lipper New York Tax-Exempt Money Market Index" for the months covered by this analysis. The increase for the Class A Shares of New York Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.97 per share and the ending NAV at $12.86 per share. These investments returned the $10,000 initial investment in addition to the amounts shown above. Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of New York Intermediate Municipal Fund representing appreciation of the share price and any long-term capital gain distributions are assumed to be taxed at a 15% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in these money fund averages.
Note 3: Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. New York Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not fluctuate. The net asset value of the Class A Shares of THNYX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.
Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. New York Intermediate Municipal Fund also declares dividends daily and pays them monthly.
Note 5: An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.




Item 2. Code of Ethics


Not applicable.


Item 3. Audit Committee Financial Expert


Not applicable.


Item 4. Principal Accountant Fees and Services


Not applicable.


Item 5. Audit Committee of Listed Registrants


Not applicable.


Item 6. Reserved


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.


Item 8. Reserved


Item 9. Controls and Procedures


(a)(i) The principal executive officer and the principal financial officer have concluded that the Thornburg New York Intermediate Municipal Fund (a series of Thornburg Investment Trust) disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to Thornburg New York Intermediate Municipal Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.


(a)(ii) There were no changes in Thornburg New York Intermediate Municipal Fund's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 10. Exhibits


(a)   (1) Not applicable

(a) (2) Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940
          (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.


(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Thornburg Investment Trust, in respect of its series, Thornburg New York Intermediate Municipal Fund

By:      /s/ Brian J. McMahon

         Brian J. McMahon

         President and principal executive officer

Date:    August 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Brian J. McMahon

         Brian J. McMahon

         President and principal executive officer

Date:    August 25, 2003

By:      /s/ Steven J. Bohlin

         Steven J. Bohlin

         Treasurer and principal financial officer

Date:    August 22, 2003